SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                            ---------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report      January 21, 1997

                       Regan Holding Corp.
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        (Exact Name of Registrant as Specified in Charter)



  California               0-4366             68-0211359
  ----------               ------             ----------
(State or Other          (Commission         (IRS Employer
Jurisdiction of          File Number)        Identification
Incorporation)                                    Number)


1179 Petaluma Blvd., Petaluma, California        94954
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(Address of Principle Executive Office)        (Zip Code)

Registrant s telephone number,
     including area code               707-778-8638
                                       ------------

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(Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

          Legacy Marketing Group ("LMG"), a wholly owned subsidiary of Regan Holding Corp. (the "Company"), and American National Insurance Company ("ANICO"), an insurance company on behalf of which LMG markets annuity and insurance products, have been served with a lawsuit filed in State Court in Alabama on December 20, 1996. The lawsuit alleges price discrimination in connection with the sale of certain annuity products issued by
ANICO and marketed by LMG.   The lawsuit was brought by two
individuals and class certification is being sought. The Company plans to defend this matter vigorously.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REGAN HOLDING CORP.


Date  January 21, 1997             By s/R. Preston Pitts
      ----------------               -----------------------
                                     R. Preston Pitts, Chief
                                        Financial Officer